UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                          Date of Report: July 10, 2003
                        (Date of earliest event reported)



                           QUEST RESOURCE CORPORATION
             (Exact name of registrant as specified in its charter)



            Nevada                   0-17371              88-0182808
 (State or other jurisdiction      (Commission         (I.R.S. Employer
     of incorporation or           File Number)     Identification Number)
        organization)


                           P.O. Box 100, 701 East Main
                             Benedict, Kansas 66714
          (Address of principal executive offices, including zip code)



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Item 9.  Regulation FD Disclosure.

     Quest Resource Corporation ("Quest") announced today that its annual stockholders meeting for 2003 has been tentatively scheduled for October 28, 2003. The exact date, place, time and record date for the meeting will be set forth in the proxy statement for the meeting.

     Any stockholder nomination for director to be considered at the meeting or any proposal that a stockholder desires to have included in our proxy materials for the meeting must be received by Quest's Secretary at 5901 N. Western, Suite 200, Oklahoma City, OK 73118 no later than August 14, 2003, in order to be considered for possible inclusion in the proxy materials. Any such proposal must comply with the applicable rules of the Securities and Exchange Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    QUEST RESOURCE CORPORATION



                                    By: /s/ Douglas Lamb
                                        -----------------------------------
                                          Douglas L. Lamb
                                          President

      Date:   July 10, 2003





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